Other net income (Tables)	12 Months Ended
Dec. 31, 2021
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Summary of Other Net Income

	2021 RMB million	2020 RMB million	2019 RMB million
Government grants (Note)	4,040	4,209	4,129
Gains/( losses ) on disposal of property, plant and equipment, net
-Aircraft and spare engines and construction in progress	149	(18)	34
-Other property, plant and equipment and right-of-use assets	214	75	106
Others	364	420	855

	4,767	4,686	5,124